EXHIBIT 32

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with  the  Quarterly Report on Form 10Q of Mass Megawatts Wind Power,  Inc.  (the  Company) for the period ended January 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jonathon Ricker,  the  Principal  Financial  Officer  of  the  Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of  2002,  that,:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 18, 2013	By:	/s/ Jonathan Ricker
Jonathan Ricker
Chief Executive Officer,
Chief Financial Officer and
Principal Accounting Officer